CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003



         In connection with the Quarterly Report of Sun Bancorp, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2004 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, Thomas
A. Bracken, President and Chief Executive Officer, and Dan A. Chila, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2003, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/Thomas A. Bracken                       /s/Dan A. Chila
-------------------------------------      -------------------------------------
Thomas A. Bracken                          Dan A. Chila
President and Chief Executive Officer      Executive Vice President
                                           and Chief Financial Officer



Date: August 5, 2004